COVID-19-RELATED GOVERNMENT ASSISTANCE	12 Months Ended
Dec. 31, 2020
Government Assistance [Abstract]
COVID-19-RELATED GOVERNMENT ASSISTANCE
NOTE 27 - COVID-19-RELATED GOVERNMENT ASSISTANCE
In the year ended December 31, 2020, the Group received government assistance in various forms, including government-guaranteed facilities in France, Germany, and Switzerland (see NOTE 20 - Borrowings), as well as subsidies to compensate for the cost of employees furloughed as a result of the COVID-19 pandemic in various jurisdictions. These subsidies were recognized where there was reasonable assurance that they would be received and all attached conditions would be complied with. For the year ended December 31, 2020, COVID-19-related subsidies in the amount of €22 million were accounted for as a deduction of employee benefit expenses.